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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 29 2004

                             PARK CITY GROUP, INC.
             -------------------------------------------------------
             (Exact name of registrant as specified in its chapter)

            NEVADA                      0003718                   37-1454128
-----------------------------        -------------           -------------------
(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)

                333 Main Street #300
                    Park City, UT                            84060
            -----------------------------                 ----------
            (Principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code (435) 649-2221

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 9. Regulation FD Disclosure.

On March 29, 2004, Park City Group, Inc. CEO, Randall K. Fields, discussed in a radio interview his optimism for the quarter ending March 31, 2004. Mr. Fields expressed that he was feeling good about the quarter and that operations are ahead of original plans. He anticipates that the quarter will show substantial improvement over the corresponding quarter last year. The Company expects to announce preliminary quarterly results shortly after the end of the quarter. The information furnished in this Item 9 (which is being furnished under Item 12) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            PARK CITY GROUP, INC.
                                            (Registrant)


Date: March 29, 2004                         /s/ Randall K. Fields
                                            ------------------------------------
                                            Randall K. Fields, President and CEO

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